UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2012

Cabot Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Seaport Lane, Suite 1300, Boston Massachusetts		02210-2019
(Address of principal executive offices)		(Zip Code)

(617) 345-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 9, 2012, Cabot Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $250,000,000 aggregate principal amount of its 2.550% Senior Notes due 2018 (the “2018 Notes”) and $350,000,000 aggregate principal amount of its 3.700% Senior Notes due 2022 (the “2022 Notes” and, together with the 2018 Notes, the “Notes”).

On July 12, 2012, the Company completed the issuance and sale of the Notes. In connection with the closing of the issuance and sale of the Notes, the Company entered into a supplemental indenture (the “Second Supplemental Indenture”) with U.S. Bank National Association, as trustee, relating to the Notes.

The Notes were registered on Form S-3 under the Securities Act of 1933 (Registration Statement No. 333-162021) (the “Registration Statement”). In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement, the Second Supplemental Indenture, the opinion of Ropes & Gray LLP relating to the validity of the Notes and the consent of KPMG Accountants N.V. as exhibits to this filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated as of July 9, 2012 by and among Cabot Corporation and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule 1 thereto.

4.1	Second Supplemental Indenture dated as of July 12, 2012 between Cabot Corporation, as issuer, and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto, supplementing the Indenture dated as of September 21, 2009.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of KPMG Accountants N.V.

23.2	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

	By:	/s/ Eduardo E. Cordeiro
	Name:	Eduardo E. Cordeiro
	Title:	Executive Vice President and Chief Financial Officer

Date: July 12, 2012

EXHIBIT INDEX

1.1	Underwriting Agreement dated as of July 9, 2012 by and among Cabot Corporation and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule 1 thereto.

4.1	Second Supplemental Indenture dated as of July 12, 2012 between Cabot Corporation, as issuer, and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto, supplementing the Indenture dated as of September 21, 2009.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of KPMG Accountants N.V.

23.2	Consent of Ropes & Gray LLP (included in Exhibit 5.1).